Note H - Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Text Block]
Note H – Goodwill and Other Intangible Assets

The major components of goodwill and other intangible assets are:

	2011		2010
	Historical Cost	Accumulated Amortization	Historical Cost	Accumulated Amortization
Amortized intangible assets:
Customer relationships	$5,274	$1,011	$5,274	$457
Technology & drawings	4,600	1,118	4,600	864
Other intangibles	1,557	1,413	1,563	1,266
Total amortized intangible assets	11,431	3,542	11,437	2,587
Goodwill	14,672	-	14,672	-
Trade names & trademarks	2,920	-	2,920	-
Total	$29,023	$3,542	$29,029	$2,587

Amortization of intangible assets in 2011, 2010 and 2009 was $955,000, $421,000 and $371,000, respectively. Amortization of these intangible assets for 2012 through 2016 is expected to approximate $950,000 per year.